UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

Find/SVP, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

New Credit Agreement

On March 31, 2005, the Company entered into a new senior secured credit facility pursuant to the Credit Agreement, dated as of March 31, 2005 (the “Credit Agreement”), between the Company and Fleet National Bank, a Bank of America company (the “Lender”).

The Credit Agreement establishes a commitment to the Company to provide up to $9,000,000 in the aggregate of loans and other financial accommodations consisting of a senior secured term loan facility in an aggregate principal amount of $4,500,000 (the “Term Facility”) and a senior secured revolving credit facility in an aggregate principal amount of up to $4,500,000 (the “Revolving Facility” and, together with the Term Facility, the “Senior Secured Facilities”). The Revolving Facility includes a sublimit of up to an aggregate amount of $500,000 in letters of credit.

On April 1, 2005, the full amount of the Term Facility was drawn in a single drawing and applied, among other things, to consummate the acquisition (the “Atlantic Acquisition”) of Atlantic Research & Consulting, Inc. (“Atlantic”), consummate the acquisition (the “Signia Acquisition”) of Signia Partners Incorporated (“Signia”), and pay transaction-related costs and expenses (the “Debt Financing”). See “Acquisition of Atlantic Research & Consulting, Inc.” and “Acquisition of Signia Partners Incorporated” in Item 2.01 of this Current Report.

The aggregate principal amount of the Term Facility is payable in twenty (20) consecutive quarterly principal installments, the first nineteen (19) of which are each in the amount of $225,000 and payable on the first day of each January, April, July and October, commencing July 1, 2005 through and including April 1, 2010, and the final and twentieth (20th) such principal installment is payable on April 1, 2010 and is in an amount equal to the entire then remaining outstanding principal balance, together with all accrued and unpaid interest.

Loans under the Revolving Facility will be made available after April 1, 2005 and until the earlier of (i) April 1, 2008 and (ii) the date of termination of the commitment of the Lender to make revolving credit loans and of the obligation of the Lender to make letter of credit extensions.

Loans under the Senior Secured Facilities will bear interest, at the option of the Borrower, at one of the following rates:

•	the Applicable Rates of .75% and 1.00% related to the Revolving Credit Facility and the Term Facility, respectively, plus the Base Rate, each as defined in the Credit Agreement, or

•	the Applicable Rates of 2.75% and 3.00% related to the Revolving Credit Facility and the Term Facility, respectively, plus LIBOR, as defined in the Credit Agreement.

The foregoing Applicable Rates are subject to reduction of .25% in the event that the Company meets certain Reduction Event criteria, as defined in the Credit Agreement.

The Credit Agreement contains certain restrictions on the conduct of the Company’s and its subsidiaries’ businesses, including, among other things, restrictions, generally, on:

•	creating or suffering liens on the Company’s and its subsidiaries’ assets with permitted exceptions;

•	making investments with permitted exceptions;

•	incurring debt with permitted exceptions;

•	paying dividends with permitted exceptions;

•	transactions with affiliates; and

•	changing the nature of the Company’s business.

The Credit Agreement also requires the Company to maintain the following financial covenants:

•
the Company’s consolidated net worth at any time must be greater than the sum of (i) $20,250,000, and (ii) an amount equal to 50% of the cumulative positive consolidated net income of the Company and its subsidiaries earned in each full fiscal quarter ending after March 31, 2005;

•	the Company’s consolidated EBITDA as of the end of three fiscal-quarters of the Company during 2005 may not be less than the amount set forth below opposite such fiscal-quarter period:

Four-Quarter Period Ending:	Minimum Consolidated EBITDA
March 31, 2005	$600,000
June 30, 2005	$1,000,000
September 30, 2005	$1,100,000

•
the Company’s fixed charge coverage ratio as of the end of each fiscal-quarter commencing with the December 31, 2005 fiscal quarter may not be less than 1.25 to 1.00, as determined on a rolling four-quarter basis;

•
the ratio of the Company’s consolidated funded debt at the end of the following fiscal quarters to consolidated EBITDA for the most recently completed four fiscal quarters may not exceed the ratios set forth below:

Four-Fiscal Quarters ending on :	Ratio
March 31, 2005 through December 31, 2005	2.0 to 1.00
March 31, 2006 and thereafter	1.75 to 1.00

; and
•	commencing with the quarter ending March 31, 2005, the Company and its subsidiaries on a consolidated basis may not have a net loss in any fiscal quarter.

The occurrence of certain events or conditions described in the Credit Agreement (subject to grace periods in certain cases) constitutes an event of default. If an event of default occurs, the Lender may, among other things, declare the entire outstanding balance of all monetary obligations under the senior secured facilities to be immediately due and payable. The events of default include, among other things:

•	the Company’s failure to pay any principal, interest, obligations under letters of credit or other fees on the loans made under the Credit Agreement when due;

•	the Company’s failure to make payment on certain other material indebtedness or contingent liabilities when due or otherwise defaults with respect thereto;

•	failure to observe certain covenants under the Credit Agreement (including, e.g., the financial covenants);

•	any material judgment or order entered against the Company;

•	any inaccuracy in the representations and warranties;

•	the Company incurs certain specified liabilities under the Employee Retirement Income Security Act of 1974, as amended;

•	any of the loan documents under the Credit Agreement cease to be in full force and effect;

•	the failure of the collateral documents to create a lien on the collateral;

•	bankruptcy, insolvency or receivership proceedings with respect to the Company;

•	a change of control of the Company;

•	there is a change in management or directorship, as the case may be, with regard to any two of the following four individuals: David Walke, Peter Stone, Marc Litvinoff and Martin Franklin; and

•	the Company’s falling out of compliance with a covenant under the Credit Agreement as a result of the possible exercise or redemption of any Petra Series A Preferred Stock.

The Credit Agreement requires that the Company make certain prepayments of the loans and other credit extensions made thereunder, including the occurrence of the following events (subject in each case to certain exceptions contained in the Credit Agreement):

•
the Company is required, after March 31, 2006, to prepay an amount of the loans and other credit extensions equal to the amount by which Total Outstandings exceed the lesser of the Borrowing Base or the Aggregate Commitment (all as defined in the Credit Agreement).

•
the Company is required to prepay an amount of the loans and other credit extensions equal to the amount by which outstanding Revolving Credit Loans and L/C Obligations exceed the lesser of the Revolving Borrower Base or the Revolving Credit Commitment (all as defined in the Credit Agreement), when applicable.

•	the Company is required to prepay an amount of the loans and other credit extensions equal to a certain percentage of the Company’s excess cash flow at the end of such fiscal year.

•	the Company is required to prepay an amount of the loans and other credit extensions equal to 100% of the net proceeds from certain asset dispositions and certain property damage and losses.

In connection with entering into the Credit Agreement, the following subsidiaries have agreed to guarantee the Company’s obligations under the Credit Agreement pursuant to a guaranty agreement dated as of April 1, 2005 (the “Guaranty Agreement”): Atlantic Research & Consulting, Inc., Signia Partners Incorporated, TTech Acquisition Corp., Guideline Research Corp., Guideline/Chicago, Inc., Advanced Analytics, Inc., and TABLINE DATA SERVICES, INC. (collectively, the “Guarantors”).

Pursuant to the Security Agreement, dated as of April 1, 2005 (the “Security Agreement”), entered into by the Company and the Guarantors, all obligations under the Senior Secured Facilities are secured by a security interest in substantially all of the personal property, whether owned on the date the Security Agreement was entered into or acquired in the future, of the Company and the Guarantors, including the pledge by the Company and the Guarantors generally of 100% of the voting capital stock and other equity interests in all of their respective domestic subsidiaries with the exception of certain immaterial subsidiaries.

Copies of the Credit Agreement, the Security Agreement and the Guaranty Agreement are attached to this report as Exhibits 10.1 through 10.3 and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Credit Agreement, the Security Agreement and the Guaranty Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Credit Agreement, the Security Agreement and the Guaranty Agreement.

Employment Agreements

On April 1, 2005, Guideline Research Corp. (“Guideline Research”), a subsidiary of the Company, entered into a First Amendment to Employment Agreement (the “Amended Employment Agreement”) with Robert La Terra. The Amended Employment Agreement amends the Employment Agreement, dated April 1, 2003, between Guideline Research and Mr. La Terra. A copy of the Amended Employment Agreement is attached to this report as Exhibit 10.7 and is incorporated herein by reference as though fully set forth herein.

Simultaneously with the Atlantic Acquisition and the Signia Acquisition, Atlantic and Signia entered into new employment agreements with their respective senior executives (see descriptions under the headings “Acquisition of Atlantic Research & Consulting, Inc.” and “Acquisition of Signia Partners Incorporated” in Item 2.01 of this Current Report).

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Acquisition of Atlantic Research & Consulting, Inc.

On April 1, 2005, the Company acquired all of the capital stock of Atlantic Research & Consulting, Inc. upon the terms and subject to the conditions contained in the Stock Purchase Agreement (the “Atlantic Purchase Agreement”) between the Company and Peter Hooper (“Hooper”), as the sole stockholder of Atlantic. The consideration for this acquisition consisted of $3,600,000 in cash paid at closing, $500,000 of unregistered shares of the Company’s common stock issued at closing, which was 312,598 shares of common stock, and an aggregate of up to $2,250,000 in deferred consideration payable in cash over three years, which deferred payments are contingent upon Atlantic achieving certain prescribed amounts of EBITDA (as defined in the Atlantic Purchase Agreement). If EBITDA for the three year period beginning on May 1, 2005 exceeds $3,300,000, Hooper will also receive additional deferred consideration equal to the amount of such excess multiplied by 0.50.

Atlantic, headquartered in Boston, Massachusetts, is a rapidly growing quantitative and qualitative custom market research firm, focusing on financial services, management consulting, health care, and public sectors.

There is no material relationship, other than in respect of the Atlantic Acquisition, between Hooper, on the one hand, and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, on the other hand.

Simultaneously with the Atlantic Acquisition, Atlantic entered into new employment agreements with Hooper and two other senior executives of Atlantic. A copy of the employment agreement with Hooper is attached to this report as Exhibit 10.4 and is incorporated herein by reference as though fully set forth herein.

The Atlantic Acquisition was financed at closing with the combination of (i) funds borrowed upon the closing of the Debt Financing (see descriptions under the heading “New Credit Agreement” in Item 1.01 of this Current Report), and (ii) cash on hand.

A copy of the Atlantic Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, Date of Event - March 15, 2005, filed with the Commission on March 15, 2005 (the “March 2005 Form 8-K”), and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Atlantic Acquisition is not intended to be complete and is qualified in its entirety by the complete text of the Atlantic Purchase Agreement.

Acquisition of Signia Partners Incorporated

On April 1, 2005, the Company agreed to acquire all of the capital stock of Signia Partners Incorporated upon the terms and subject to the conditions contained in the Stock Purchase Agreement (the “Signia Purchase Agreement”) between the Company and Charles Douglas House (“House”), as the sole stockholder of Signia. The consideration for this acquisition consisted of approximately $3,400,000 in cash paid at closing (after taking into effect certain closing adjustments), $300,000 of unregistered shares of the Company’s common stock issued at closing, which was 187,559 shares of common stock, and an aggregate of up to $1,400,000 in deferred consideration payable in cash over three years, which deferred payments are contingent upon Signia achieving certain prescribed amounts of Adjusted EBITDA (as defined in the Signia Purchase Agreement). If aggregate Adjusted EBITDA for the three year period beginning on February 1, 2005 exceeds $2,550,000, House will also receive additional deferred consideration equal to the amount of such excess multiplied by 0.25.

Signia, headquartered just outside of Washington, D.C., is a leading provider of in-depth business research and fact-based decision support, focusing on the financial services, health care and consumer sectors.

There is no material relationship, other than in respect of the Signia Acquisition, between House, on the one hand, and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, on the other hand.

Simultaneously with the Signia Acquisition, Signia entered into new employment agreements with House and two other senior executives of Signia. A copy of the employment agreement with House is attached to this report as Exhibit 10.5 and is incorporated herein by reference as though fully set forth herein.

The Signia Acquisition was financed at closing with the combination of (i) funds borrowed upon the closing of the Debt Financing (see descriptions under the heading “New Credit Agreement” in Item 1.01 of this Current Report), and (ii) cash on hand.

A copy of the Signia Purchase Agreement was filed as Exhibit 2.2 to the March 2005 Form 8-K, and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Signia Acquisition is not intended to be complete and is qualified in its entirety by the complete text of the Signia Purchase Agreement.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 2.01 of this Current Report on Form 8-K, on April 1, 2005, the Company issued 312,598 shares of its Common Stock to Peter Hooper in connection with the Atlantic Acquisition and 187,559 shares of its Common Stock to Charles Douglas House in connection with the Signia Acquisition. See descriptions under the headings “Acquisition of Atlantic Research & Consulting, Inc.” and “Acquisition of Signia Partners Incorporated,” respectively, in Item 2.01 of this Current Report. These Securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each purchaser of the Securities represented to the Company that such person is an accredited investor as defined in Rule 501(a) of the Securities Act and that the Securities were acquired for investment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Businesses Acquired.

The audited balance sheets of Atlantic as of December 31, 2004, 2003 and 2002, and the audited statements of income, retained earnings and cash flows as of and for the years ended December 31, 2004, 2003 and 2002, will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of Form 8-K.

The audited consolidated balance sheets of Signia as of June 30, 2004 and June 30, 2003, and the audited consolidated statements of operations, stockholder’s equity and cash flows as of and for the years ended June 30, 2004 and June 30, 2003 will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of Form 8-K.

The unaudited consolidated balance sheets of Signia as of December 31, 2004 and December 31, 2003, and the unaudited consolidated statements of operations, stockholder’s equity, and cash flows as of and for the six months ended December 31, 2004 and December 31, 2003, will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of Form 8-K.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Combined Balance Sheet of Find/SVP, Inc. as of December 31, 2004 giving effect to the acquisitions of Atlantic and Signia as if they had occurred on December 31, 2004. Unaudited Pro Forma Combined Statement of Operations for Find/SVP, Inc. for the twelve months ended December 31, 2004 giving effect to the acquisitions of Atlantic and Signia as if they had occurred on January 1, 2004. This pro forma financial information will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of Form 8-K.

(c) Exhibits. The following Exhibit is filed herewith as a part of this report:

Exhibit	Description

2.1
Stock Purchase Agreement , dated as of March 14, 2005, by and between Find/SVP, Inc. and Peter Hooper (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

2.2
Stock Purchase Agreement , dated as of March 14, 2005, by and between Find/SVP, Inc. and Charles Douglas House (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

10.1	Credit Agreement, dated as of March 31, 2005, between FIND/SVP, INC., as the borrower and Fleet National Bank, a Bank of America company, as the lender.

10.2	Security Agreement, dated as of April 1, 2005, by and among FIND/SVP, INC. and the several subsidiary guarantors signatories thereto.

10.3	Guaranty Agreement, dated as of April 1, 2005, between Fleet National Bank, a Bank of America company, and the several subsidiary guarantors signatories thereto.

10.4	Employment Agreement, dated April 1, 2005, between Peter Hooper and Atlantic Research & Consulting, Inc.

10.5	Employment Agreement, dated April 1, 2005, between Charles Douglas House and Signia Partners Incorporated.

10.6
Employment Agreement, dated April 1, 2003, between Robert La Terra and Guideline Research, Corp. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Commission on April 16, 2003, and incorporated herein by reference).

10.7	First Amendment to Employment Agreement, dated April 1, 2005, between Robert La Terra and Guideline Research, Corp.

99.1	Press Release, dated April 4, 2005, of FIND/SVP, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIND/SVP, Inc.

Date: April 6, 2005	By:	/s/ Peter M. Stone

Name: Peter M. Stone
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1
Stock Purchase Agreement, dated as of March 14, 2005, by and between Find/SVP, Inc. and Peter Hooper (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

2.2
Stock Purchase Agreement, dated as of March 14, 2005, by and between Find/SVP, Inc. and Charles Douglas House (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

10.1	Credit Agreement, dated as of April 1, 2005, between FIND/SVP, INC., as the borrower and Fleet National Bank, a Bank of America company, as the lender.

10.2	Security Agreement, dated as of April 1, 2005, by and among FIND/SVP, INC and the several subsidiary guarantors signatories thereto.

10.3	Guaranty Agreement, dated as of April 1, 2005, between Fleet National Bank, a Bank of America company, and the several subsidiary guarantors signatories thereto.

10.4	Employment Agreement, dated April 1, 2005, between Peter Hooper and Atlantic Research & Consulting, Inc.

10.5	Employment Agreement, dated April 1, 2005, between Charles Douglas House and Signia Partners Incorporated.

10.6
Employment Agreement, dated April 1, 2003, between Robert La Terra and Guideline Research, Corp. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Commission on April 16, 2003, and incorporated herein by reference).

10.7	First Amendment to Employment Agreement, dated April 1, 2005, between Robert La Terra and Guideline Research, Corp.

99.1	Press Release, dated April 4, 2005, of FIND/SVP, INC.